File No. 333-40691

               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 2

                               TO
                            FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

                             FT 232
             LATIN AMERICAN GOVERNMENT INCOME TRUST
                      (Exact Name of Trust)

                      NIKE SECURITIES L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          NIKE SECURITIES L.P.      CHAPMAN AND CUTLER
          Attn:  James A. Bowen     Attn:  Eric F. Fess
          1001 Warrenville Road     111 West Monroe Street
          Lisle, Illinois  60532    Chicago, Illinois  60603

        (Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :  immediately upon filing pursuant to paragraph (b)
:  x :  April 28, 2000
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)

                                    FT 232
                  THE LATIN AMERICAN GOVERNMENT INCOME TRUST
                                  910 UNITS


PROSPECTUS
Part One
Dated April 26, 2000

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two.

The Trust

The Latin American Government Income Trust (the "Trust") is a fixed portfolio of interest-bearing U.S. dollar-denominated sovereign debt obligations of certain Latin American countries. At March 16, 2000, each Unit represented a 1/910 undivided interest in the principal and net income of the Trust (see "The Fund" in Part Two).

All of the Bonds in the Trust are lower rated bonds, commonly known as "junk bonds," that entail greater risks, including default risks, than those found in higher rated securities. All of the Trust's investment in junk bonds have been issued by foreign issuers which carry the additional risks of untimely interest and principal payments and price volatility than higher rated securities, and may present problems of liquidity and valuation. Investors should carefully consider these risks before investing. See "Bond Portfolio Selection" and "Risk Factors" in Part Two.

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price of the Units is equal to the aggregate value of the Bonds in the Portfolio of the Trust divided by the number of Units outstanding, plus a sales charge of 4.90% of the Public Offering Price (5.152% of the amount invested). At March 16, 2000, the Public Offering Price per Unit was $926.39 plus net interest accrued to date of settlement (three business days after such date) of $0.26 and $23.63 for the monthly and semi-annual distribution plans, respectively (see "Market for Units" in Part Two).

      Please retain both parts of this Prospectus for future reference.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
______________________________________________________________________________

                             NIKE SECURITIES L.P.
                                   Sponsor

Estimated Current Return and Estimated Long-Term Return

Estimated Current Return to Unit holders under the semi-annual distribution plan was 10.21% per annum on March 16, 2000, and 10.16% under the monthly distribution plan. Estimated Long-Term Return to Unit holders under the semi-annual distribution plan was 10.24% per annum on March 16, 2000, and 10.19% under the monthly distribution plan. Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "What are Estimated Current Return and Estimated Long-Term Return?" in Part Two.

                                    FT 232
                  THE LATIN AMERICAN GOVERNMENT INCOME TRUST
            SUMMARY OF ESSENTIAL INFORMATION AS OF MARCH 16, 2000
                        Sponsor: Nike Securities L.P.
                     Evaluator:  Muller Data Corporation
                      Trustee:  The Chase Manhattan Bank


GENERAL INFORMATION

Principal Amount of Bonds in the Trust                                $950,000
Number of Units                                                            910
Fractional Undivided Interest in the Trust per Unit                      1/910
Public Offering Price:
  Aggregate Value of Bonds in the Portfolio                           $801,713
  Aggregate Value of Bonds per Unit                                     881.00
  Sales Charge 5.152% (4.90% of Public Offering Price)                  $45.39
  Public Offering Price per Unit                                       $926.39*
Redemption Price and Sponsor's Repurchase Price per Unit
  ($45.39 less than the Public Offering Price per Unit)                $881.00*
Discretionary Liquidation Amount of the Trust (20% of the
  original principal amount of Bonds in the Trust)                    $500,000

Date Trust Established                                         January 6, 1998
Mandatory Termination Date                                  September 30, 2027
Evaluator's Fee: $25 per evaluation. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.
Supervisory fee payable to an affiliate                        Maximum of $.70
  of the Sponsor                                             per Unit annually
Administrative fee payable to                                  Maximum of $.10
  the Sponsor                                                per Unit annually
Annual amortization of organization
  and offering costs                                             $821 annually

*Plus net interest accrued to date of settlement (three business days after purchase) (see "Public Offering Price" herein and "Redemption of Units" and "Purchase of Units by Sponsor" in Part Two).

                                    FT 232
                  THE LATIN AMERICAN GOVERNMENT INCOME TRUST
            SUMMARY OF ESSENTIAL INFORMATION AS OF MARCH 16, 2000
                        Sponsor:  Nike Securities L.P.
                     Evaluator:  Muller Data Corporation
                      Trustee:  The Chase Manhattan Bank


PER UNIT INFORMATION BASED ON VARIOUS DISTRIBUTION PLANS

                                                                      Semi-
                                                          Monthly     Annual

Calculation of Estimated Net Annual Income:
  Estimated Annual Interest Income                         $99.52     $99.52
  Less: Estimated Annual Expense                            $5.44      $4.94
  Estimated Net Annual Interest Income                     $94.08     $94.58
Calculation of Interest Distribution:
  Estimated Net Annual Interest Income                     $94.08     $94.58
  Divided by 12 and 2, Respectively                         $7.84     $47.29
Estimated Daily Rate of Net Interest Accrual                 $.2613     $.2627
Estimated Current Return Based on Public
  Offering Price                                            10.16%     10.21%
Estimated Long-Term Return Based on Public
  Offering Price                                            10.19%     10.24%

Trustee's Annual Fee: $1.82 and $1.37 per Unit for those portions of the Trust under the monthly and semi-annual distribution plans, respectively. Computation Dates: Fifteenth day of the month as follows: monthly--each month; semi-annual--June and December.
Distribution Dates: Last day of the month as follows: monthly--each month; semi-annual--June and December.

                        REPORT OF INDEPENDENT AUDITORS

The Unit Holders of FT 232,
The Latin American Government Income Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio, of FT 232, The Latin American Government Income Trust as of December 31, 1999, and the related statements of operations and changes in net assets for the year then ended and for the period from the Initial Date of Deposit, January 6, 1998, to December 31, 1998. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FT 232, The Latin American Government Income Trust at December 31, 1999, and the results of its operations and changes in its net assets for the year then ended and for the period from the Initial Date of Deposit, January 6, 1998, to December 31, 1998, in conformity with accounting principles generally accepted in the United States.



                                                             ERNST & YOUNG LLP
Chicago, Illinois
April 7, 2000

                                    FT 232
                  THE LATIN AMERICAN GOVERNMENT INCOME TRUST

                     STATEMENT OF ASSETS AND LIABILITIES

                              December 31, 1999


                                    ASSETS

Bonds, at market value (cost $1,092,362)
  (Note 1)                                                          $990,375
Accrued interest                                                      18,396
Unamortized deferred organization and offering costs                   2,476
                                                                   _________
                                                                   1,011,247


                          LIABILITIES AND NET ASSETS

Liabilities:
  Cash overdraft                                                      25,409
  Accrued liabilities                                                    521
                                                                   _________
                                                                      25,930
                                                                   _________

Net assets, applicable to 1,112 outstanding
    units of fractional undivided interest:
  Cost of Trust assets (Note 1)                      $1,092,362
  Net unrealized depreciation (Note 2)                (101,987)
  Distributable funds (deficit)                         (5,058)
                                                     __________

                                                                    $985,317
                                                                   =========

Net asset value per unit                                             $886.08
                                                                   =========


               See accompanying notes to financial statements.

                                        FT 232
                      THE LATIN AMERICAN GOVERNMENT INCOME TRUST

                         PORTFOLIO - See notes to portfolio.

                                  December 31, 1999



                                                    Coupon                            Standard
                                                   interest         Date of           & Poor's       Principal       Market
    Issue and country of issuer(c)                   rate           maturity         rating(a)         amount        value
                                                                                    (Unaudited)

Federative Republic of Brazil                       10.125%        5/15/2027            NR             $500,000      435,000
United Mexican States                               11.50          5/15/2026            BB(b)           145,000      174,000
Republic of Panama                                   8.875         9/30/2027            BB+(b)          450,000      381,375
                                                                                                    ________________________

                                                                                                     $1,095,000      990,375
                                                                                                    ========================

                                    FT 232
                  THE LATIN AMERICAN GOVERNMENT INCOME TRUST

                              NOTES TO PORTFOLIO

                              December 31, 1999


(a) The ratings shown are those effective at December 31, 1999. "NR" indicates no rating. All of the Bonds in the Trust are lower rated bonds, commonly known as "junk bonds," that entail greater risks, including default risks, than those found in higher rated securities (see (b) below). All of the Trust's investment in junk bonds have been issued by foreign issuers which carry the additional risks of untimely interest and principal payments and price volatility than higher rated securities, and may present problems of liquidity and valuation.

(b) Standard & Poor's Corporation states: "Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions."

(c) The Trust consists of three obligations issued by Latin American governments as noted below:

           Number of                  Country                Portfolio
             issues                  of issuer               percentage

               1                       Brazil                  45.66%
               1                       Mexico                  13.24
               1                       Panama                  41.10


               See accompanying notes to financial statements.

                                    FT 232
                  THE LATIN AMERICAN GOVERNMENT INCOME TRUST

                           STATEMENTS OF OPERATIONS


                                                                   Period from
                                                                   the Initial
                                                                     Date of
                                                                     Deposit,
                                                                     Jan. 6,
                                                       Year ended    1998, to
                                                        Dec. 31,    Dec. 31,
                                                          1999         1998

Interest income                                         $191,434     232,474

Expenses:
  Trustee's fees and related expenses                    (3,874)     (4,939)
  Evaluators' fees                                       (6,250)     (6,250)
  Supervisory fee                                        (1,610)     (1,654)
  Administrative fees                                      (230)       (197)
  Amortization or organization and offering costs          (821)       (810)
                                                        ____________________
    Investment income - net                              178,649     218,624

Net gain (loss) on investments:
  Net realized gain (loss)                             (200,315)    (20,765)
  Change in net unrealized appreciation
    or depreciation                                      302,369   (404,356)
                                                        ____________________
                                                         102,054   (425,121)
                                                        ____________________
Net increase (decrease) in net assets resulting
  from operations                                       $280,703   (206,497)
                                                        ====================


               See accompanying notes to financial statements.

                                    FT 232
                  THE LATIN AMERICAN GOVERNMENT INCOME TRUST

                     STATEMENTS OF CHANGES IN NET ASSETS


                                                                  Period from
                                                                  the Initial
                                                                    Date of
                                                                    Deposit,
                                                                    Jan. 6,
                                                      Year ended    1998, to
                                                       Dec. 31,    Dec. 31,
                                                         1999         1998

Net increase (decrease) in net assets resulting
    from operations:
  Investment income - net                               $178,649     218,624
  Net realized gain (loss) on investments              (200,315)    (20,765)
  Change in net unrealized appreciation or
    depreciation on investments                          302,369   (404,356)
                                                      ______________________
                                                         280,703   (206,497)

Distributions to unit holders:
  Investment income - net                              (181,753)   (202,419)
  Principal from investment transactions                       -           -
                                                      ______________________
                                                       (181,753)   (202,419)

Units issued (2,250 units in 1998)                             -   2,281,259

Units redeemed (1,188 and 200 units in
    1999 and 1998, respectively):
  Principal portion                                  (1,039,001)   (171,100)
  Net interest accrued                                  (14,369)     (8,756)
                                                      ______________________
                                                     (1,053,370)   (179,856)
                                                      ______________________
Total increase (decrease) in net assets                (954,420)   1,692,487

Net assets:
  At the beginning of the period
    (representing 2,300 and 250 units
    outstanding at December 31, 1998
    and January 6, 1998, respectively)                 1,939,737     247,250
                                                      ______________________
  At the end of the period (including
    distributable funds (deficit)
    applicable to Trust units of $(5,058)
    and $8,193 at December 31, 1999 and
    1998, respectively)                                 $985,317   1,939,737
                                                      ======================

Trust units outstanding at the end of the
  period                                                   1,112       2,300


               See accompanying notes to financial statements.

                                    FT 232
                  THE LATIN AMERICAN GOVERNMENT INCOME TRUST

                        NOTES TO FINANCIAL STATEMENTS


1.  Significant accounting policies

Security valuation -

Bonds are stated at values as determined by Muller Data Corporation (the Evaluator). The bond values are based on (1) current bid prices for the bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) current bid prices for comparable bonds, (3) appraisal or (4) any combination of the above.

Security cost -

The Trust's cost of its portfolio is based on the offering prices of the bonds on the dates the bonds were deposited in the Trust. The premium or discount (including original issue discount) existing at the dates the bonds were deposited is not being amortized. Realized gain (loss) from bond transactions is reported on an identified cost basis. Sales and redemptions of bonds are recorded on the trade date.

Federal income taxes -

The Trust is not taxable for Federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.

Expenses of the Trust -

The Trust pays a fee for Trustee services to The Chase Manhattan Bank which is based on $1.82 and $1.37 per unit for those portions of the Trust under the monthly and semi-annual distribution plans, respectively. Additionally, a fee of $25 per evaluation is payable to the Evaluator and the Trust pays all related expenses of the Trustee, recurring financial reporting costs, an annual supervisory fee payable to an affiliate of the Sponsor and an annual administrative fee payable to the Sponsor.

Organization and offering costs -

The Trust has paid a portion of its organization and offering costs, including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the Securities and Exchange Commission and states, the initial audit of the Trust's portfolio and the initial fees and expenses of the Trustee. Such costs, totaling $4,107, have been deferred and will be amortized over five years from the Initial Date of Deposit.

2.  Unrealized appreciation and depreciation

An analysis of net unrealized depreciation at December 31, 1999 follows:

               Unrealized depreciation                           $(101,987)
               Unrealized appreciation                                    -
                                                                  _________

                                                                 $(101,987)
                                                                  =========

3.  Other information

Cost to investors -

The cost to initial investors of units of the Trust was based on the aggregate offering price of the bonds on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to approximately 5.152% of the net amount invested.

Distributions of net interest income -

Distributions of net interest income to unit holders are made monthly or semi-annually. Such income distributions per unit, on an accrual basis, were as follows:

                                                                  Period from
                                                                  the Initial
                                                                    Date of
                                                                    Deposit,
                                                                    Jan. 6,
              Type of                                  Year ended  1998, to
            distribution                                Dec. 31,   Dec. 31,
                plan                                      1999        1998

             Monthly                                     $93.47       88.15*
             Semi-annual                                  93.77       88.63

*Excludes $.83 per unit distributed to the Sponsor as discussed below.

Accrued interest to the Date of Deposit and to each supplemental Date of Deposit, totaling $51,700, plus net interest accruing to the first settlement date and to the settlement date of each supplemental Date of Deposit, totaling $2,063, were distributed to the Sponsor as the unit holder of record. The initial subsequent distribution, $9.45 and $9.50 per unit for those portions of the Trust under the monthly and semi-annual distribution plans, respectively, was paid on February 27, 1998 to all unit holders of record on February 15, 1998.

Selected data for a unit of the Trust
  outstanding throughout each period -

                                                                  Period from
                                                                  the Initial
                                                                    Date of
                                                                    Deposit
                                                                    Jan. 6,
                                                       Year ended  1998, to
                                                       Dec. 31,    Dec. 31,
                                                          1999        1998

Interest income                                          $87.11       98.42
Expenses                                                  (5.82)      (5.86)
                                                         __________________
    Investment income - net                               81.29       92.56

Distributions to unit holders:
  Investment income - net                                (93.54)     (89.33)
  Principal from investment transactions                      -           -

Net gain (loss) on investments                            54.97     (148.87)
                                                         __________________
    Total increase (decrease) in net assets               42.72     (145.64)

Net assets:
  Beginning of the period                                843.36      989.00
                                                         __________________

  End of the period                                     $886.08      843.36
                                                         ==================


                                    FT 232
                  THE LATIN AMERICAN GOVERNMENT INCOME TRUST

                                   PART ONE
                       Must be Accompanied by Part Two

                             ____________________
                             P R O S P E C T U S
                             ____________________

                  SPONSOR:          Nike Securities L.P.
                                    1001 Warrenville Road
                                    Lisle, Illinois  60532
                                    (800) 621-1675

                  TRUSTEE:          The Chase Manhattan Bank
                                    4 New York Plaza, 6th Floor
                                    New York, New York  10004-2413

                  LEGAL COUNSEL     Chapman and Cutler
                  TO SPONSOR:       111 West Monroe Street
                                    Chicago, Illinois  60603

                  LEGAL COUNSEL     Carter, Ledyard & Milburn
                  TO TRUSTEE:       2 Wall Street
                                    New York, New York  10005

                  INDEPENDENT       Ernst & Young LLP
                  AUDITORS:         Sears Tower
                                    233 South Wacker Drive
                                    Chicago, Illinois  60606

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.


               The Latin American Government Income Trust

                                FT Series

PROSPECTUS
Part Two                            NOTE: THIS PART TWO PROSPECTUS MAY
Dated April 28, 2000                        ONLY BE USED WITH PART ONE

The Trust. The Latin American Government Income Trust (the "Trust") is a unit investment trust consisting of a portfolio of interest-bearing U.S. dollar-denominated sovereign debt obligations of the Republic of Argentina, the Federative Republic of Brazil, the United Mexican States, the Republic of Panama and the Republic of Venezuela (the "Bonds"), including delivery statements relating to contracts for the purchase of certain such obligations and an irrevocable letter of credit. The weighted average maturity of the Bonds in the Trust at the Initial Date of Deposit was 29.36 years.

The Objective of the Trust is to provide a high level of current income through investment in a fixed portfolio consisting of high-yield, high-risk U.S. dollar-denominated sovereign debt obligations. The objective of the Trust is dependent upon the continuing ability of the issuers and/or obligors to meet their respective obligations. There is, of course, no guarantee that the objective of the Trust will be achieved. See "What is the FT Series?-Risk Factors" herein and "Portfolio" in Part One of the Prospectus.

At the Initial Date of Deposit the Bonds issued by each of the aforementioned issuers represented approximately 20% of the Trust's portfolio, and therefore, the Trust is subject to greater risk than would exist in a more diversified portfolio. Furthermore, each of the aforementioned issuers have experienced periods of economic uncertainty that have, at various times, resulted in high default rates on outstanding obligations, high inflation and currency instability. The Bonds included in this Trust should be viewed as speculative and an investor should review his or her ability to assume the risks associated with such an investment. for additional information concerning these risks. ALL OF THE BONDS IN THE TRUST ARE LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. AT THE INITIAL DATE OF DEPOSIT THE BONDS ISSUED BY EACH OF THE AFOREMENTIONED ISSUERS REPRESENT APPROXIMATELY 20% OF THE TRUST'S PORTFOLIO, AND THEREFORE, THE TRUST IS SUBJECT TO GREAT RISK THAN WOULD EXIST IN A MORE DIVERSIFIED PORTFOLIO. JUNK BONDS ISSUED BY FOREIGN ISSUERS CARRY THE ADDITIONAL RISKS OF UNTIMELY INTEREST AND PRINCIPAL PAYMENTS AND PRICE VOLATILITY THAN HIGHER RATED SECURITIES, AND MAY PRESENT PROBLEMS OF LIQUIDITY AND VALUATION. FURTHERMORE, EACH OF THE AFOREMENTIONED ISSUERS HAVE EXPERIENCED PERIODS OF ECONOMIC UNCERTAINTY THAT HAVE, AT VARIOUS TIMES, RESULTED IN HIGH DEFAULT RATES ON OUTSTANDING OBLIGATIONS, HIGH INFLATION AND CURRENCY INSTABILITY. THE BONDS INCLUDED IN THIS TRUST SHOULD BE VIEWED AS SPECULATIVE AND AN INVESTOR SHOULD REVIEW HIS OR HER ABILITY TO ASSUME THE RISKS ASSOCIATED WITH SUCH AN INVESTMENT. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "BOND PORTFOLIO SELECTION" AND "RISK FACTORS" ON PAGE 5 FOR ADDITIONAL INFORMATION CONCERNING THESE RISKS.

UNITS OF THE TRUST ARE NOT DEPOSITS OF, OR GUARANTEED BY, ANY BANK AND UNITS ARE NOT FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION AND INVOLVE INVESTMENT RISK INCLUDING LOSS OF PRINCIPAL.

Attention Foreign Investors: Your interest income from a Trust may be exempt from federal withholding taxes if you are not a United States citizen or resident and certain conditions are met. See "What is the Federal Tax Status of Unit Holders?"

Distributions to Unit holders may be reinvested as described herein. See "Rights of Unit Holders-How Can Distributions to Unit Holders be
Reinvested?"

The Sponsor, although not obligated to do so, intends to maintain a market for the Units at prices based upon the aggregate bid price of the Bonds in the portfolio of the Trust. In the absence of such a market, a Unit holder will nonetheless be able to dispose of the Units through redemption at prices based upon the bid prices of the underlying Bonds. See "Rights of Unit Holders-How May Units be Redeemed?"

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Public Offering Price of the Units will be equal to the aggregate bid price of the Bonds in the portfolio divided by the number of Units outstanding, plus a sales charge set forth in "Public Offering." The minimum purchase is $1,000.

Portfolio Supervisor's Annual Fee. In performing its duties as Portfolio Supervisor, First Trust Advisors L.P. may obtain research and other information from a variety of sources. Such information will consist of comments covering the financial condition and business prospects of the issuers and an analysis of the respective market sectors, including economic, tax, currency, political, regulatory and other similar risks. The Sponsor believes that the information will be beneficial in the present circumstances due to the complexity of the foreign high-yield debt markets. First Trust Advisors L.P. will receive $.70 per Unit for its supervisory services. THE SUPERVISORY FEE IS SET FORTH UNDER "SUMMARY OF ESSENTIAL INFORMATION" AND IS GREATER FOR THIS TRUST THAN FOR OTHER TRUSTS OF WHICH NIKE SECURITIES L.P. ACTS AS SPONSOR.

Risk Factors. An investment in the Trust should be made with an understanding of the risks associated therewith, including, among other factors, loss of principal and/or interest due to the possible deterioration of the financial condition of the issuer governments, governmental, political, economic and fiscal policies of the representative countries, changes in economic conditions, volatile interest rates, lack of liquidity, lack of adequate financial information concerning an issuer government, exchange control restrictions impacting foreign issuers and changing perceptions regarding junk bonds. In addition, since the Trust contains only five Bonds, a default by any one issuer will negatively impact the amount of interest received by the Trust. See "Risk Factors."

               THE LATIN AMERICAN GOVERNMENT INCOME TRUST

                                FT Series

What is The FT Series?

The FT Series is a series of investment companies created by the Sponsor, all of which are generally similar, but each of which is separate and is designated by a different series number. The FT Series was formerly known as The First Trust Special Situations Trust Series. This Series was created under the laws of the State of New York pursuant to a Trust Agreement (the "Indenture"), dated the Initial Date of Deposit, with Nike Bonds L.P., as Sponsor, The Chase Manhattan Bank, as Trustee, Muller Data Corporation as Evaluator and First Trust Advisors L.P., as Portfolio Supervisor.

The objective of the Trust is to provide a high level of current income through investment in a fixed portfolio of U.S. dollar-denominated sovereign debt obligations of Argentina, Brazil, Mexico, Panama and Venezuela which have a stated maturity of approximately 30 years. The Bonds contained in the Trust are high-yield, high-risk bonds, commonly known as "junk bonds" and are subject to greater market fluctuations and potential risk of loss of income and principal than are investments in lower-yielding, higher-rated fixed-income securities. The Trust has a relatively high concentration in the debt of each of the aforementioned countries, and is therefore subject to greater risk than would exist in a more diversified portfolio. Each of the countries has experienced periods of economic uncertainty that have, at various times, resulted in a high default rate on outstanding obligations, high inflation and currency instability. The securities included in this Trust should be viewed as speculative and an investor should review his ability to assume the risks associated with speculative bonds. The Bonds are not collateralized or secured by the U.S. government, U.S. government securities or any other source. Therefore, the payment of income is dependent upon the continuing ability of the issuer governments to meet their respective obligations. THERE IS, OF COURSE, NO GUARANTEE THAT THE TRUST'S OBJECTIVE WILL BE ACHIEVED.

Each Unit of the Trust represented the undivided fractional interest in the Bonds deposited in the Trust as set forth under "Summary of Essential Information" in Part One of the Prospectus. To the extent that Units of the Trust are redeemed, the aggregate value of the Bonds in the Trust will be reduced and the undivided fractional interest represented by each outstanding Unit of the Trust will increase. See "Rights of Unit Holders-How May Units be Redeemed?" The Trust has a Mandatory Termination Date as set forth under "Summary of Essential Information" in Part One of the Prospectus.

Bond Portfolio Selection

The Sponsor of the Trust selected the Bonds for the Portfolio after considering the Trust's investment objective as well as the credit quality of the individual Bonds of the Portfolio. The following facts, among others, were also considered: (a) the price of the Bonds relative to other issues of similar quality and maturity; (b) the rating and credit quality of the issuers of the Bonds and the potential improvement in the credit quality of such issuers; (c) the diversification of the Bonds as to location of issuer; (d) the income to the Unit holders of the Trust; (e) whether the Bonds were issued after July 18, 1984; and
(f) the stated maturity of the Bonds.

As of the Initial Date of Deposit for the Trust, all of the Bonds in the Trust were rated "B+" or better by Moody's Investors Service, Inc., ("Moody's"), Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") or Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) ("Fitch"). See "Description of Bond Ratings" herein and "Portfolio" in Part One of the Prospectus. Subsequent to the Initial Date of Deposit, a Bond may cease to be so rated. If this should occur, the Trust would not be required to eliminate the Bond from the Trust, but such event may be considered in the Sponsor's determination to direct the Trustee to dispose of such investment. The Trust follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. The Trust may retain an issuer's bonds despite adverse financial developments.

Risk Factors

High-Yield Obligations. An investment in Units of the Trust should be made with an understanding of the risks that an investment in "high-yield, high-risk," fixed-rate, domestic and foreign corporate debt obligations or "junk bonds" may entail, including increased credit risks and the risk that the value of the Units will decline, and may decline precipitously, with increases in interest rates. In recent years there have been wide fluctuations in interest rates and thus in the value of fixed-rate, debt obligations generally. Bonds such as those included in the Trust are, under most circumstances, subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding, higher-rated securities, and their value may decline precipitously because of increases in interest rates, not only because the increases in rates generally decrease values, but also because increased rates may indicate a slowdown in the economy and a decrease in the value of assets generally that may adversely affect the credit of issuers of high-yield, high-risk securities resulting in a higher incidence of defaults among high-yield, high-risk securities. A slowdown in the economy, or a development adversely affecting an issuer's creditworthiness, may result in the issuer being unable to maintain earnings or sell assets at the rate and at the prices, respectively, that are required to produce sufficient cash flow to meet its interest and principal requirements. For an issuer that has outstanding both senior commercial bank debt and subordinated high-yield, high-risk securities, an increase in interest rates will increase that issuer's interest expense insofar as the interest rate on the bank debt is fluctuating. However, many leveraged issuers enter into interest rate protection agreements to fix or cap the interest rate on a large portion of their bank debt. This reduces exposure to increasing rates, but reduces the benefit to the issuer of declining rates. The Sponsor cannot predict future economic policies or their consequences or, therefore, the course or extent of any similar market fluctuations in the future.

"High-yield" or "junk" Bonds, the generic names for corporate Bonds rated below BBB by Standard & Poor's, or below Baa by Moody's, are frequently issued by corporations in the growth stage of their development, by established companies whose operations or industries are depressed or by highly leveraged companies purchased in leveraged buyout transactions. The market for high-yield Bonds is very specialized and investors in it have been predominantly financial institutions. High-yield Bonds are generally not listed on a national securities exchange. Trading of high-yield Bonds, therefore, takes place primarily in over-the-counter markets which consist of groups of dealer firms that are typically major securities firms. Because the high-yield Bond market is a dealer market, rather than an auction market, no single obtainable price for a given Bond prevails at any given time. Prices are determined by negotiation between traders. The existence of a liquid trading market for the Bonds may depend on whether dealers will make a market in the Bonds. There can be no assurance that a market will be made for any of the Bonds, that any market for the Bonds will be maintained or of the liquidity of the Bonds in any markets made. Not all dealers maintain markets in all high-yield Bonds. Therefore, since there are fewer traders in these Bonds than there are in "investment grade" Bonds, the bid-offer spread is usually greater for high-yield Bonds than it is for investment grade Bonds. The price at which the Bonds may be sold to meet redemptions and the value of the Trust will be adversely affected if trading markets for the Bonds are limited or absent. If the rate of redemptions is great, the value of the Trust may decline to a level that requires liquidation.

Lower-rated securities tend to offer higher yields than higher-rated securities with the same maturities because the creditworthiness of the issuers of lower-rated securities may not be as strong as that of other issuers. Moreover, if a Bond is recharacterized as equity by the Internal Revenue Service for federal income tax purposes, the issuer's interest deduction with respect to the Bond will be disallowed and this disallowance may adversely affect the issuer's credit rating. Because investors generally perceive that there are greater risks associated with the lower-rated securities in the Trust, the yields and prices of these securities tend to fluctuate more than higher-rated securities with changes in the perceived quality of the credit of their issuers. In addition, the market value of high-yield, high-risk, fixed-income securities may fluctuate more than the market value of higher-rated securities since high-yield, high-risk, fixed-income securities tend to reflect short-term credit development to a greater extent than higher-rated securities. Lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities. Issuers of lower-rated securities may possess fewer creditworthiness characteristics than issuers of higher-rated securities and, especially in the case of issuers whose obligations or credit standing have recently been downgraded, may be subject to claims by debtholders, owners of property leased to the issuer or others which, if sustained, would make it more difficult for the issuers to meet their payment obligations. High-yield, high-risk Bonds are also affected by variables such as interest rates, inflation rates and real growth in the economy. Therefore, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings.

The value of the Units reflects the value of the portfolio securities, including the value (if any) of securities in default. Should the issuer of any Bond default in the payment of principal or interest, the Trust may incur additional expenses seeking payment on the defaulted Bond. Because amounts (if any) recovered by the Trust in payment under the defaulted Bond may not be reflected in the value of the Units until actually received by the Trust, and depending upon when a Unit holder purchases or sells his or her Units, it is possible that a Unit holder would bear a portion of the cost of recovery without receiving any portion of the payment recovered.

High-yield, high-risk Bonds are generally subordinated obligations. The payment of principal (and premium, if any), interest and sinking fund requirements with respect to subordinated obligations of an issuer is subordinated in right of payment to the payment of senior obligations of the issuer. Senior obligations generally include most, if not all, significant debt obligations of an issuer, whether existing at the time of issuance of subordinated debt or created thereafter. Upon any distribution of the assets of an issuer with subordinated obligations upon dissolution, total or partial liquidation or reorganization of or similar proceeding relating to the issuer, the holders of senior indebtedness will be entitled to receive payment in full before holders of subordinated indebtedness will be entitled to receive any payment. Moreover, generally no payment with respect to subordinated indebtedness may be made while there exists a default with respect to any senior indebtedness. Thus, in the event of insolvency, holders of senior indebtedness of an issuer generally will recover more, ratably, than holders of subordinated indebtedness of that issuer.

Obligations that are rated lower than BBB by Standard & Poor's, or Baa by Moody's, respectively, should be considered speculative as such ratings indicate a quality of less than investment grade. Investors should carefully review the objective of the Trust and consider their ability to assume the risks involved before making an investment in the Trust. See "Description of Bond Ratings" herein for a description of speculative ratings issued by Standard & Poor's and Moody's.

Foreign Issuers. All of the Bonds in the Trust are issued by foreign governments. It is appropriate for investors in the Trust to consider certain investment risks that distinguish investments in bonds of foreign issuers from those of domestic issuers. Those investment risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the Bonds held in the Portfolio, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions (including expropriation, burdensome or confiscatory taxation and moratoriums) which might adversely affect the payment or receipt of payment of amounts due on the Bonds. Investors should realize that, although the Trust invests in U.S. dollar denominated investments, the foreign issuers which operate internationally are subject to currency risks. The value of Bonds can be adversely affected by political or social instability and unfavorable diplomatic or other negative developments. In addition, because the foreign issuers are not subject to the reporting requirements of the Bonds Exchange Act of 1934, there is generally less publicly available information about the foreign issuers than a U.S. domestic issuer. Foreign issuers also are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. domestic issuers. However, the Sponsor anticipates that adequate information will be available to allow the Portfolio Supervisor to provide portfolio surveillance.

The portfolio of U.S. dollar-denominated sovereign debt obligations of Argentina, Brazil, Mexico, Panama and Venezuela involves special risks. These issuers have historically experienced, and may continue to experience, periods of high rates of inflation, high interest rates, exchange rate fluctuation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The governmental authority that controls the repayment of a country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt obligation. The willingness or ability to repay the principal and interest due in a timely manner may be affected by, among other factors, the country's cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor's policy towards the International Monetary Fund and the political constraints to which the government may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to service its debts on a timely basis. Holders of foreign government debt, including the Trust, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

In the event of default, no assurance can be given that commercial banks and other lenders with loans outstanding to a foreign government will not contest payments to the holders of other government debt obligations in the event of default under their commercial bank or other institutional loan agreements. Government obligors such as Argentina, Brazil, Mexico, Panama and Venezuela, as well as other developing and emerging countries, are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the Bonds have, in the past, experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, obtaining new credit to finance interest payments and reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to secured obligations, such as Brady Bonds. Holders of the Bonds may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that such restructuring arrangements would not adversely affect the Trust. Furthermore, participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

The economies of Argentina, Brazil, Mexico, Panama and Venezuela may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. The governments of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions could have a significant effect on economic conditions in an emerging country and on market condition, prices and yields of the Bonds. Moreover, the economies of these countries are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. With respect to any of these countries, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of these countries or the value of the Bonds.

In addition, the inter-relatedness of the economies in emerging countries has deepened over the years, with the effect that economic difficulties in one country often spread throughout a region or even among all or most emerging country markets, an effect that may reduce the effectiveness of any attempt by the Trust to reduce risk through diversification. No assurance can be given that the Trust will not be further adversely affected by these and similar events.

Argentina. A relatively long-standing political commitment to prudent fiscal and financial policies has weathered recession and elections, thus favorably distinguishing Argentina from some other Latin American nations, and reflecting the relative independence of economic policy from politics. The achievement of price stability and financial predictability for the first time in a generation constitutes the foundation of support for the Convertibility Plan. The Convertibility Plan, which restricts the government's economic policy flexibility, was adopted in 1991 as a means of reestablishing the credibility and creditworthiness lost by decades of financial mismanagement and broken promises. To maintain public confidence in the commitment to the Convertibility Plan and in order to compensate for the high debt and relatively shallow financial system that are a legacy of Argentina's past, the government will be forced to exercise greater fiscal and financial discipline than is required of some other similarly-situated Latin American nations. Consensus among all major political parties in support of the Convertibility Plan makes policy continuity likely beyond the year 2000.

Since 1991 the government has sustained structural reform efforts that progressively improved the foundation of public finance. The government has undertaken difficult-to-reverse reforms in the legal framework, institutions, and policies. This process included institutional reforms of the federal government, privatizations, and restructuring of liabilities with domestic and foreign creditors to adjust them to serviceable levels. Other reforms have helped elicit efficient private investment, notably trade, deregulation and financial sector reform. However, lingering structural flaws in public finances, notably chronically high tax evasion, a distortionary tax code and inefficient spending policies in the provinces continue to challenge the Argentine government. A sustainable reduction in tax evasion hinges in part on an improvement in the justice system and better control of official corruption.

Due in part to the convertibility policy, economic activity in Argentina has been for many years more volatile and sensitive to the direction and pace of external capital flows than has been the case in other Latin American countries. The net public external debt burden is among the highest of rated sovereigns at an estimated 212% of exports for 1998. Debt service alone absorbs 42% of export earnings. Short-term debt is modest, but the public sector's medium-term amortization schedule is heavy, and private sector indebtedness is expected to grow. Balance of payments pressure, though receding, is still a primary factor of Argentina's public indebtedness.

Despite the severe economic problems facing key trading partner Brazil, Argentina has managed to weather the Brazilian crisis with little impact. Although interest rates increased and the capital markets suffered as they did after the 1994 Mexican peso crisis, the negative effect on Argentina's economy was mitigated by the strength of its financial system and the long-term funding of its companies. In addition, the government has sought to restructure fiscal relationships with the provinces. An agreement signed in August 1993-the "Pacto Fiscal"-aims to strengthen the fiscal adjustment in provinces and eliminate distortionary provincial taxes. Progress has been partial, as provincial reforms still require ratification by most provincial legislatures, and the degree of commitment to reform varies across provinces. In return, the national government agreed to forgo $0.9 billion in provincial debt, increase transfers, and take over responsibility for provincial social security systems. In January 1994, partially to encourage provincial tax reforms and partially to reduce domestic production costs, the government reduced employer wage taxes in the provinces that carry out the reform.

Therefore, even as memories of fiscal chaos and hyperinflation recede in the eighth year of the convertibility era, Argentina's economic and credit prospects remain inextricably linked to the credibility of the government's commitment to prudent fiscal policy.

Standard & Poor's rates Argentina's foreign long term debt, such as that acquired by the Trust, at BB as of April 24, 2000.

Brazil. Brazil is the fifth largest country in the world and occupies nearly half the land area of South America. Brazil's estimated population is 166 million, the fifth largest in the world. After two decades of military governments, in 1985 Brazil made a successful transition to civilian authority and democratic government. The current President, Fernando Cardoso, was re-elected in October 1998 and has continued his advocacy of the Plano Real, an economic stabilization program for Brazil and its currency, the real. In connection with the Plano Real, the Cardoso administration has introduced a number of constitutional amendments and other measures designed to effect fundamental changes in Brazil's public finances, including, among others, reforms of the tax and social security systems, modification or privatization of certain state monopolies, changes in spending responsibilities of different levels of government and changes in conditions of employment in the public sector. The administration has also taken steps to further Brazil's economic liberalization process through measures to further deregulate the economy, reduce the government's fiscal deficit and encourage foreign capital investment.

Important reforms in liberalization of external trade and in developing a framework for privatization were introduced in the early 1990s. Building upon these initiatives, Brazil underwent a major change in economic regime with the introduction of the Real Plan in mid-1994. The Plan's principal goal and achievement was to reduce inflation and inflationary expectations in Brazil in a durable way. It achieved this through a managed exchange rate, deindexation, structural reform and privatization. The results in the area of inflation were dramatic: annual consumer price inflation dropped sharply to reach an annual rate of only 2.7% in 1998, as compared to over 2,000% in 1994. This package of measures permitted a resumption of growth, reduction in poverty, and a significant increase in private capital, especially foreign direct investment. The Real Plan has raised the income of the poor through the elimination of the inflation tax and through higher real wages. Moreover, because of labor market flexibility, price stabilization in Brazil was not accompanied by as large an increase in unemployment as in some other countries in Latin America.

In late 1998, the Brazilian economy plunged into turmoil following the crash of its domestic financial markets, forcing the International Monetary Fund to provide $41.5 billion in a massive bail-out. In exchange for the IMF's assistance, the Brazilian government promised reforms including the abandonment of its fixed exchange rate system. On January 15, 1999, the government allowed the real to float. It depreciated by 55% compared to the U.S. dollar over the following three weeks but has remained relatively stable since then.

When it removed the fixed-exchange rate, Brazil's government also lost its anchor for inflationary limits. The country's interest rates immediately jumped to the 30-34% range in order to keep the real from completely collapsing. The Brazilian Congress quickly passed a $34.5 billion package of tax increase and spending cuts to generate a fiscal surplus for the year and to attempt to offset the government's swollen debt service bill. The long-term impact of this recent fiscal crisis has not yet been projected, and the estimated length of Brazil's current recession varies from analyst to analyst.

Standard & Poor's rates Brazil's long term debt, such as that acquired by the Trust, at B+ as of April 24, 2000.

Mexico. Mexico has known cycles of economic crises as government spending and/or exchange rate overvaluation grows towards the end of a President's six-year term, causing macroeconomic imbalances. This has often stymied poverty reduction efforts, as resulting high unemployment and under-employment, falling real wages and inflation hit the poor hardest. The current Mexican administration, however, is committed to avoiding another macroeconomic crises during the political transition after the July 2000 elections. Adequate external public debt management has recently been added as an important element in maintaining stability on financial markets over the next two years. Nevertheless, as the economy slowed in 1999, the difficulties of achieving multiparty national agreement on economic issues intensified in conjunction with political pressures going into the 2000 national elections. A broad based consensus on Mexico's banking system in particular-and reform of the legal and judicial framework-are crucial to maintain political and economic stability as the 2000 elections approach.

Mexico's landmark electoral reform was the first of several major legislative initiatives the Mexican Congress will seek to secure broader overall participation in government. Other upcoming issues include the transparency and accountability of budgetary, privatization, auditing, and other public-sector financial processes; a more explicit definition of the powers of other branches and levels of government; and a strengthening of the very weak judicial and law enforcement apparatus. Sustained economic expansion would give Mexico a strong foundation to support other necessary reforms. The achievement of 5% annual growth would yield gains in real per capita income, still at its 1994 level, that could encourage public support for stringent reform and an orthodox economic policy. A higher rate of domestic savings would support growth and reduce external risks.

Mexico's fragile banking system, still recovering from a four-year old crisis, is ill-equipped to meet the needs of the economy. Excessive delays in achieving a financial solution and correcting the regulatory and legal flaws have left the system uncompetitive and critically exposed to high interest rates and an impending economic downturn. Further delays in addressing issues such as improvement of the regulatory framework and implementation of effective bankruptcy and white-collar crime laws could push the cost of the government's support of the banking system well beyond 17% of GDP, further weakening Mexico's fiscal position. Mexico's gross domestic product of $410 billion in 1998 makes it the world's 13th-largest economy. Despite a drop in oil prices in 1998 and reverberations from the Asia crisis, economic performance has been strong. Economic growth for 1999 was estimated at about 3.4%. However, the recent pick-up in domestic credit growth stalled in late 1998, leaving the pace of investment and economic activity continuing to be heavily dependent on now unavailable external credit. In addition, Banco de Mexico's (Banxico) still weak credibility requires broader political support for its autonomy, even in the face of the potential volatility of the peso.

Nevertheless, Mexico enjoys a relatively comfortable fiscal position and a long-standing commitment to financial discipline compared to other speculative-grade countries. This conservative fiscal policy remains the cornerstone of Mexico's recovery from the peso crisis. Despite the sharp drop in oil revenues (accounting for about one-third of total governmental revenues), significant budget cuts in 1998 kept the fiscal deficit under 2% of GDP. Mexico's external debt burden is also manageable, having been halved by an estimated 88% of exports in 1998, and is expected to facilitate a fall in debt service (excluding short-term) in 1999 to about 18% of exports. These gains are owed primarily to a surge in exports. Although short-term macroeconomic management has been successful, challenges remain. Dependence on oil for fiscal revenues needs to be reduced by tapping other sources. Capital adequacy of the banks needs to be strengthened, and reforms are needed to strengthen the legal, regulatory and judicial framework governing financial transactions. Fiscal austerity must be combined with protection of spending on health, education, social security, urban development and basic food, as well as social assistance.

A strong relationship with the United States has been beneficial for Mexico. Close ties with the U.S. afford financial support, provide special assistance on bilateral issues such as narcotics and trade, and fuel exports and direct investment. Mexico has already repaid the $50 billion financial package it received from the U.S. and other nations during the peso crisis in 1994, and it has regained access to the international markets. However, a slowdown in the U.S. economy-which absorbs 85% of Mexico's exports-could dampen the country's economic growth during 1999 and 2000.

Standard & Poor's rates Mexico's long term debt, such as that acquired by the Trust, at BB+ as of April 24, 2000.

Panama. Panama is distinguished by its strategic geographic location, the presence of the Panama Canal and the Colon Free Trade Zone, historically close ties with the United States and a unique monetary regime anchored by the use of the U.S. dollar as legal tender. The present government has implemented an ambitious agenda of economic reforms intended to gradually eliminate the long-standing inefficiencies that constrain Panama's development.

The defining feature of the Panamanian tax system has traditionally been the abundance of tax incentives, exemptions and special regimes. The Tax Incentive Harmonization Law passed in June 1995 reduced the tax-preferred status of the agricultural sector, compressed income tax brackets, scaled back subsidized mortgage lending by public sector banks and extended the reach of the capital gains tax. The law should encourage investment in the medium term, but will have limited fiscal impact, since it does not address the most important tax-induced distortion, the exemption of services from the value-added tax (VAT).

Given the relative inflexibility of current expenditure, the government has frequently resorted to cuts in its infrastructure development to achieve its fiscal objectives. Revenues from the privatization of public enterprises and the sell off of other public assets, which could exceed $1 billion through 2000, will be deposited in a fund whose proceeds will finance infrastructure investment and, possibly, be used to retire the public debt.

Panama aims to become a globally integrated economy and to have a more equitable society, driven by sustainable private sector growth. Following years of frustration, prospects for meaningful reform of the Panamanian economy brightened considerably with the September 1, 1994, inauguration of President Ernesto Perez Balladares. During its first three years, the government has reversed many of the previously enacted populist measures that blocked economic progress, and it has been successfully taking the measures necessary to set Panama on a path toward sustained growth with poverty reduction. Panama's current economic program emphasizes: (i) private sector development and employment creation; (ii) fiscal adjustment and public sector modernization; (iii) poverty alleviation and human resources development; and (iv) environmental conservation. Economic growth is showing definite signs of recovery, social services are expanding, and unemployment is beginning to decline. Particularly relevant will be reform of social security and the tax structure as a means of achieving sustainable improvement in public sector accounts. In turn, this would allow both a reduction in public sector debt and an increase in public expenditure aimed at improving social conditions, particularly in rural areas. Development beyond the metropolitan areas of Panama City and Colon is limited, with poor social indicators, weak infrastructure, and unemployment standing at 9.5% in the rural areas and 13.4% nationally in 1998.

Under Panama's monetary system which uses the U.S. dollar as legal tender, the link between money supply and domestic credit is weaker than in other sovereigns, because the demand for credit can be met by Panamanian banks or by foreign banks taking advantage of the country's dollar economy. Panama's inability to alter its own monetary supply makes the role of foreign banks, which can extend credit at times when the supply of domestic money recedes, more important, because the foreign banks' lending policies will mitigate or reinforce the effects of economic cycles. Interest rates are therefore largely determined by international rates. Despite the fact that it has decreased from over 65% in 1996, the amount of externally held public debt (as a percentage of GDP) is still high at 28% in 1998. In 1989, the central government had a $1 billion overdraft at the National Bank of Panama (the National
Bank), contributing to the near collapse of the National Bank, which reflected the difficulties of making payments under the U.S. embargo at the height of the Noriega period. Since then, the government formalized a repayment schedule and has been buying back outstanding Brady Bonds with bonds created in Panama's 1996 debt restructuring. The sales show investor confidence, since the new bonds are not collateralized.

Panama has experienced rapid growth in domestic credit, averaging 11.1% per year since 1992 and led by a boom in credit to the private sector, mainly to finance commerce, housing and personal consumption. Total domestic credit has increased to 106% of GDP in 1998 from 77% in 1992. If unchecked, this credit boom, associated with a downturn in the business cycles and deteriorating international credit conditions, could severely strain the banking system and eventually translate into systemic problems which would shake confidence and accentuate the boom-and-bust cycles. The enactment of a new banking law in March 1998 is a positive step toward addressing the issue, if strongly enforced.

The Torrijos-Carter Treaties of 1977 provided for the return of ownership and control of the Panama Canal. Operation and management of the Canal and its facilities was recently completed. The Panama Canal continues to be the busiest waterway in the world, but it faces increasing competition from land-only transhipment routes and from prospective dry canals in Central America. The canal is the fastest way to cross the continent, but it also the most expensive, and while its efficiency remains unblemished, it is operating close to or above capacity in recent years and will require an improvement of the installations. Construction is already in progress, which will be paid for by tolls.

Standard & Poor's rates Panama's long term debt, such as that acquired by the Trust, at BB+ as of April 24, 2000.

Venezuela. Venezuela is rich in natural resources, but poor economic policies over the past two decades led to extremely poor performance. A demand-led temporary boom in growth during the 1973-74 rise in oil prices, was followed by negative per capita growth in each year from 1979 to 1985-despite the second round of oil price increases over 1979-
80. By 1985, after the windfall gains of the two oil price increases (and with the prices still high), per capita GNP was 19% below the level of 1972. Expansionary policies were followed from 1986 to 1988, which led to a temporary rise in growth, but the policies followed were unsustainable. Inflation rose despite price controls, external reserves were depleted, and widespread shortages developed. After failing to implement its promised agenda of flexible financial stability, structural reforms to public finances and the creation of a stabilization fund, Venezuela remains acutely exposed to oil price fluctuations. Growing federal expenditures coupled with oil-related revenue volatility have led the Venezuelan economy into increasing fiscal instability.

Venezuela fell into recession during 1998, and all indicators point toward continued recession through 2000. The country's economy is heavily dependent upon oil production. During the early 1990's, the oil industry generated about 60% of governmental revenue; in 1998, however, that figure dropped to about 40%, despite comparable output. Moreover, Venezuela promised OPEC that it would decrease oil production from more than 3 million to 2.85 million barrels a day by June 1998, but it has not yet followed up on that agreement, most likely due to governmental reliance on these revenues. Recent catastrophic flooding has caused the World Bank to respond with special economic assistance for the damaged areas.

Weak monetary policy and low central bank credibility have further depressed Venezuela's position. The country's exchange rate has become extremely overvalued, undermining the credibility of the current exchange rate policy. An eventual devaluation will only set back already ineffective long-term anti-inflation efforts.

Standard & Poor's rates Venezuela's long term debt, such as that acquired by the Trust, at B as of April 24, 2000, and the outlook was revised from stable to negative.

Liquidity. All the Bonds in the Trust have been registered under the Bonds Act of 1933. The Bonds are not listed on a U.S. securities exchange. Whether or not the Bonds are listed, the principal trading market for the Bonds will generally be in the over-the-counter market. As a result, the existence of a liquid trading market for the Bonds may depend on whether dealers will make a market in the Bonds. There can be no assurance that a market will be made for any of the Bonds, that any market for the Bonds will be maintained or of the liquidity of the Bonds in any markets made. The price at which the Bonds may be sold to meet redemptions and the value of the Trust will be adversely affected if trading markets for the Bonds are limited or absent.

Exchange Controls. On the basis of the best information available to the Sponsor at the present time, none of the Bonds are subject to exchange control restrictions under existing law which would materially interfere with payment to the Trust of amounts due on the Bonds. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payments to the Trust. In addition, the adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of the Bonds in the Trust and on the ability of the Trust to satisfy its obligation to redeem Units tendered to the Trustee for redemption.

Jurisdiction Over, and U.S. Judgments Concerning, Foreign Obligors. The issuers of the Bonds have not submitted to the jurisdiction of U.S. courts for purposes of lawsuits relating to those Bonds. The Trust, as a holder of those obligations, may not be able to assert its rights in U.S. courts under the documents pursuant to which the Bonds are issued. Even if the Trust obtains a U.S. judgment against a foreign obligor, there can be no assurance that the judgment will be enforced by a court in the country in which the foreign obligor is located. In addition, a judgment for money damages by a court in the United States if obtained, will ordinarily be rendered only in U.S. dollars. It is not clear, however, whether, in granting a judgment, the rate of conversion of the applicable foreign currency into U.S. dollars would be determined with reference to the due date or the date the judgment is rendered. Courts in other countries may have rules that are similar to, or different from, the rules of U.S. courts.

General. The Trust may consist of Bonds which, in many cases, do not have the benefit of covenants which would prevent the issuer from engaging in restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings which could have the effect of reducing the ability of the issuer to meet its debt obligations and might result in the ratings of the Bonds and the value of the underlying Trust portfolio being reduced. See "Rights of Unit Holders-How May Bonds be Removed from the Trust?" In addition, as the Trust contains only five Bonds, a default by any one issuer will negatively impact the amount of interest received by the Trust.

Certain of the Bonds in the Trust may have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A discount bond held to maturity will have a larger portion of its total return in the form of capital gain and less in the form of interest income than a comparable bond newly issued at current market rates. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds.

Certain of the Bonds in the Trust may be original issue discount bonds or zero coupon bonds. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the Bonds, is deemed to accrue on a daily basis and the accrued portion is treated as interest income for Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income. See "What is the Federal Tax Status of Unit Holders?" The current value of an original discount bond reflects the present value of its stated redemption price at maturity. The market value tends to increase in greater increments as the Bonds approach maturity. The effect of owning deep discount zero coupon bonds which do not make current interest payments is that a fixed yield is earned not only on the original investment, but also, in effect, on all earnings during the life of the discount obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligations at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, the zero coupon bonds are subject to substantially greater price fluctuations during periods of changing interest rates than are securities of comparable quality which make regular interest payments.

Certain of the Bonds in the Trust may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased and deposited in the Trust were higher than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued and otherwise comparable bonds decrease, the market premium of previously issued bonds will be increased, and if such interest rates for newly issued comparable bonds increase, the market premium of previously issued bonds will be reduced, other things being equal. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds of a similar type issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side valuation which represents a premium over par or for original issue discount Bonds a premium over the accreted value. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared to the original Public Offering Price of the Units. Because premium bonds generally pay a higher rate of interest than bonds priced at or below par, the effect of the redemption of premium bonds would be to reduce Estimated Net Annual Unit Income by a greater percentage than the par amount of such bonds bears to the total par amount of Bonds in the Trust. Although the actual impact of any such redemptions that may occur will depend upon the specific Bonds that are redeemed, it can be anticipated that the Estimated Net Annual Unit Income will be significantly reduced after the dates on which such Bonds are eligible for redemption. See "Rights of Unit Holders-How May Bonds be Removed from the Trust?" and "Other Information-How May the Indenture be Amended or Terminated?"

Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond. Certain of the Bonds contained in the Trust may be subject to being called or redeemed in whole or in part prior to their stated maturities pursuant to optional redemption provisions, sinking fund provisions or otherwise. A bond subject to optional call is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond issue is redeemed, at or before maturity, by the proceeds of a new bond issue. A bond subject to sinking fund redemption is one which is subject to partial call from time to time at par or from a fund accumulated for the scheduled retirement of a portion of an issue prior to maturity. The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the Estimated Long-Term Return and the Estimated Current Return on Units of the Trust. Redemption pursuant to call provisions is more likely to occur, and redemption pursuant to sinking fund provisions may occur, when the Bonds have an offering side valuation which represents a premium over par or for original issue discount bonds a premium over the accreted value. Unit holders may recognize capital gain or loss upon any redemption or call.

To the best knowledge of the Sponsor, there is no litigation pending as of the date of this Prospectus in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trust. At any time after the date of this Prospectus, litigation may be initiated on a variety of grounds with respect to Bonds in the Trust. Such litigation may affect the validity of such Bonds. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Bonds.

Each Unit offered represents that fractional undivided interest in the Trust as is set forth in the "Summary of Essential Information" in Part One of the Prospectus for the Trust. To the extent that any Units of the Trust are redeemed by the Trustee, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase, although the actual interest in the Trust represented by such fraction will remain substantially unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit holder, which may include the Sponsor, or until the termination of the Trust Agreement.

What are Estimated Long-Term Return and Estimated Current Return?

As of the date of Part One of the Prospectus, the Estimated Current Return and the Estimated Long-Term Return are as set forth in "Summary of Essential Information" in Part One of the Prospectus. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Any change in either the Estimated Net Annual Interest Income per Unit or the Public Offering Price will result in a change in the Estimated Current Return. The Public Offering Price will vary in accordance with fluctuations in the prices of the underlying Bonds and the Net Annual Interest Income per Unit will change as Bonds are redeemed, paid, sold or exchanged in certain refundings or as the expenses of the Trust change. Therefore, there is no assurance that the Estimated Current Return indicated in "Summary of Essential Information" in Part One of the Prospectus will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust; and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the Estimated Long-Term Return indicated in "Summary of Essential Information" in Part One of the Prospectus will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price as of the date of Part One of the Prospectus. Neither rate reflects the true return to Unit holders, which is lower, because neither includes the effect of certain delays in the distributions to Unit holders.

Record Dates for the distribution of interest under the semi-annual distribution plan are the fifteenth day of June and December with the Distribution Dates being the last day of the month in which the related Record Date occurs. It is anticipated that an amount equal to approximately one-half of the amount of net annual interest income per Unit will be distributed on or shortly after each Distribution Date to Unit holders of record on the preceding Record Date. See "Summary of Essential Information" in Part One of the Prospectus for the Trust.

Record Dates for monthly distributions of interest are the fifteenth day of each month. The Distribution Dates for distributions of interest under the monthly plan is the last day of each month in which the related Record Date occurs. All Unit holders will receive such distributions, if any, from the Principal Account as are made as of the Record Dates for monthly distributions.

How is Accrued Interest Treated?

Accrued interest is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds generally is paid semi-annually, although the Trust accrues such interest daily. Because of this, the Trust always has an amount of interest earned but not yet collected by the Trustee. Unit holders will receive on the next distribution date of the Trust the amount, if any, of accrued interest paid on their Units.

Because of the varying interest payment dates of the Bonds, accrued interest at any point in time will be greater than the amount of interest actually received by the Trust and distributed to Unit holders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unit holder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unit holders and since such Account is non-interest-bearing to Unit holders, the Trustee benefits thereby.

Are Unit Holders Subject to Foreign Withholding Tax?

Certain of the Bonds are subject to non-U.S. ("foreign") withholding taxes. If the Trust obtains a certificate from an issuer evidencing payment of foreign withholding taxes with respect to a Bond, the Trust will so notify Unit holders. A Unit holder is required to include in his gross income the entire amount of interest paid on his pro rata portion of the Bond including the amount of tax withheld therefrom and the amount of any Additional Payment. However, if the foreign tax withheld constitutes an income tax for which U.S. foreign tax credits may be taken, the Unit holder may be able to obtain applicable foreign tax credits (subject to statutory limitations) or deductions. (See "What is the Federal Tax Status of Unit Holders?")

What is the Federal Tax Status of Unit Holders?

For purposes of the following discussion and opinion, it is assumed that interest on the Bonds is included in gross income for Federal income tax purposes and that the Bonds are debt for Federal income tax purposes.

In the opinion of Chapman and Cutler, Counsel for the Sponsor, under existing law:

(1) The Trust is not an association taxable as a corporation for Federal income tax purposes.

(2) Each Unit holder of the Trust is considered to be the owner of a pro rata portion of each of the Trust assets under subpart E, subchapter J of chapter 1 of the Internal Revenue Code of 1986 (hereinafter the "Code"). Each Unit holder will be considered to have received his pro rata share of income derived from each Trust asset when such income is considered to be received by the Trust. Each Unit holder will also be required to include in taxable income for Federal income tax purposes, original issue discount with respect to his interest in any Bonds held by the Trust at the same time and in the same manner as though the Unit holder were the direct owner of such interest.

(3) Each Unit holder will have a taxable event when a Bond of the Trust is disposed of whether by sale, liquidation, redemption, or payment at maturity or otherwise, or when the Unit holder redeems or sells his Units. The Unit holder's tax basis in his Units will equal his tax basis in his pro rata portion of all of the assets of the Trust. Such basis is determined (before the adjustments described below) by apportioning the tax basis for the Units among each of the Trust's assets according to value as of the valuation date nearest the date of acquisition of the Units. Unit holders must reduce the tax basis of their Units for their share of accrued interest received, if any, on Bonds delivered after the date the Unit holders pay for their Units to the extent that such interest accrued on such Bonds before the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the sellers) and, consequently, such Unit holders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, exchange, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unit holder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unit holder's pro rata share of the total proceeds from such disposition with his basis for his fractional interest in the asset disposed of. The basis of each Unit and of each Bond which was issued with original issue discount (or which has market discount) must be increased by the amount of accrued original issue discount (and market discount, if the Unit holder elects to include market discount in income as it accrues) and the basis of each Unit and of each Bond which was purchased by the Trust at a premium must be reduced by the annual amortization of bond premium which the Unit holder has properly elected to amortize under Section 171 of the Code. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unit holder realizing a taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost. Original issue discount is effectively treated as interest for Federal income tax purposes and the amount of original issue discount in this case is generally the difference between the bond's purchase price and its stated redemption price at maturity. A Unit holder will be required to include in gross income for each taxable year the sum of his daily portions of original issue discount as such original issue discount accrues and will in general be subject to Federal income tax with respect to the total amount of such original issue discount that accrues for such year even though the income is not distributed to the Unit holders during such year, unless the original issue discount on a Bond is less than a "de minimis" amount as determined under Treasury Regulations. To the extent the amount of such discount is less than the respective "de minimis" amount, such discount shall be treated as zero. In general, original issue discount accrues daily under a constant interest rate method which takes into account the semi-annual compounding of accrued interest. Unit holders should consult their tax advisers regarding the Federal income tax consequences and accretion of original issue discount.

Each Unit holder's pro rata share of each expense paid by the Trust is deductible by the Unit holder to the same extent as though the expense had been paid directly by him. It should be noted that as a result of the Tax Reform Act of 1986, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income (similar limitations also apply to estates and trusts). Unit holders may be required to treat some or all of the expenses paid by the Trust as miscellaneous itemized deductions subject to this limitation.

If a Unit holder's tax basis of his pro rata portion in any Bonds held by the Trust exceeds the amount payable by the issuer of the Bonds with respect to such pro rata interest upon maturity of the Bond, such excess would be considered premium which may be amortized by the Unit holder at the Unit holder's election as provided in Section 171 of the Code. Unit holders should consult their tax advisors regarding whether such election should be made and the manner of amortizing premium.

Certain of the Bonds in the Trust may have been acquired with "original issue discount." In the case of any Bonds in the Trust acquired with "original issue discount" that exceeds a "de minimis" amount as specified in the Code, such discount is includable in taxable income of the Unit holders on an accrual basis computed daily, without regard to when payments of interest on such Bonds are received. The Code provides a complex set of rules regarding the accrual of original issue discount. These rules provide that original issue discount generally accrues on the basis of a constant compound interest rate over the term of the Bonds. Unit holders should consult their tax advisers as to the amount of original issue discount which accrues.

Special original issue discount rules apply if the purchase price of the Bond by the Trust exceeds its original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price"). Similarly these special rules would apply to a Unit holder if the tax basis of his pro rata portion of a Bond issued with original issue discount exceeds his pro rata portion of its adjusted issue price. Unit holders should also consult their tax advisers regarding these special rules.

It is possible that a Bond that has been issued at an original issue discount may be characterized as a "high-yield discount obligation" within the meaning of Section 163(e)(5) of the Code. To the extent that such an obligation is issued at a yield in excess of six percentage points over the applicable Federal rate, a portion of the original issue discount on such obligation will be characterized as a distribution on stock (e.g., dividends) for purposes of the dividends received deduction which is available to certain corporations with respect to certain dividends received by such corporation.

If a Unit holder's tax basis in his pro rata portion of Bonds is less than the allocable portion of such Bond's stated redemption price at maturity (or, if issued with original issue discount, the allocable portion of its "revised issue price"), such difference will constitute market discount unless the amount of market discount is "de minimis" as specified in the Code. Market discount accrues daily computed on a straight line basis, unless the Unit holder elects to calculate accrued market discount under a constant yield method. Unit holders should consult their tax advisers as to the amount of market discount which accrues.

Accrued market discount is generally includable in taxable income to the Unit holders as ordinary income for Federal tax purposes upon the receipt of serial principal payments on the Bonds, on the sale, maturity or disposition of such Bonds by the Trust, and on the sale by a Unit holder of Units, unless a Unit holder elects to include the accrued market discount in taxable income as such discount accrues. If a Unit holder does not elect to annually include accrued market discount in taxable income as it accrues, deductions for any interest expenses incurred by the Unit holder which is incurred to purchase or carry his Units will be reduced by such accrued market discount. In general, the portion of any interest expense which was not currently deductible would ultimately be deductible when the accrued market discount is included in income. Unit holders should consult their tax advisers regarding whether an election should be made to include market discount in income as it accrues and as to the amount of interest expense which may not be currently deductible.

The tax basis of a Unit holder with respect to his interest in a Bond is increased by the amount of original issue discount (and market discount, if the Unit holder elects to include market discount, if any, on the Bonds held by the Trust in income as it accrues) thereon properly included in the Unit holder's gross income as determined for Federal income tax purposes and reduced by the amount of any amortized premium which the Unit holder has properly elected to amortize under Section 171 of the Code. A Unit holder's tax basis in his Units will equal his tax basis in his pro rata portion of all of the assets of the Trust.

A Unit holder will recognize taxable capital gain (or loss) when all or part of his pro rata interest in a Bond is disposed of in a taxable transaction for an amount greater (or less) than his tax basis therefor. As previously discussed, gain realized on the disposition of the interest of a Unit holder in any Bond deemed to have been acquired with market discount will be treated as ordinary income to the extent the gain does not exceed the amount of accrued market discount not previously taken into income. The Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes for determining the holding period of the Unit. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unit holder realizing taxable gain when his or her Units are redeemed for an amount equal to or less than his or her original cost. If the Unit holder disposes of a Unit, he or she is deemed thereby to have disposed of his or her entire pro rata interest in all Trust assets including his or her pro rata portion of all of the Bonds represented by the Unit. This may result in a portion of the gain, if any, on such sale being taxable as ordinary income under the market discount rules (assuming no election was made by the Unit holder to include market discount in income as it accrues) as previously discussed.

It should be noted that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after

April 30, 1993. Unit holders and prospective investors should consult with their tax advisors regarding the potential effect of this provision on their investment in Units.

The Taxpayer Relief Act of 1997 (the "1997 Tax Act") treats certain transactions designed to eliminate or reduce risk of loss and opportunities for gain (e.g. short sales, offsetting notional principal contracts, futures or forwards contracts, or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unit holders should consult their own tax advisers with regard to any such constructive sales rules and the effect of the 1997 Tax Act on their investment in a Unit.

A Unit holder who is a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust) will not be subject to United States Federal income taxes, including withholding taxes, on interest income (including any original issue discount) on, or any gain from the sale or other disposition of, his pro rata interest in any Bond or the sale of his Units provided that all of the following conditions are met: (i) the interest income or gain is not effectively connected with the conduct by the foreign investor of a trade or business within the United States (ii) if the interest is United States source income (which is the case for most securities issued by United States issuers), and the Bond is issued after July 18, 1984 then the foreign investor does not own, directly or indirectly, 10% or more of the total combined voting power of all classes of voting stock of the issuer of the Bond and the foreign investor is not a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to the issuer of the Bond, (iii) with respect to any gain, the foreign investor (if an individual) is not present in the United States for 183 days or more during his or her taxable year and
(iv) the foreign investor provides all certification which may be required of his status (foreign investors may contact the Sponsor to obtain a Form W-8 which must be filed with the Trustee and refiled every three calendar years thereafter). It should be noted that interest on securities issued by most foreign corporations that do not engage in a trade or business in the United States is not considered United States source income; accordingly, condition (ii) above would not be required to be satisfied for the interest income (including any original issue discount) to be exempt from United States Federal income taxes including withholding taxes. Foreign investors should consult their tax advisers with respect to United States tax consequences of ownership of Units.

It should be noted that payments to the Trust of interest on the Bonds of foreign governments may be subject to foreign withholding taxes and Unit holders should consult their tax advisers regarding the potential tax consequences relating to the payment of any such withholding taxes by the Trust. Any interest withheld as a result thereof may nevertheless be treated as income to the Unit holders. Because, under the grantor trust rules, an investor is deemed to have paid directly his share of foreign taxes that have been paid or accrued, if any, an investor may be entitled to a foreign tax credit or deduction for United States tax purposes with respect to such taxes.

It should be noted that the Revenue Reconciliation Act of 1993 included a provision which eliminates the exemption from United States taxation, including withholding taxes, for certain "contingent interest." The provision applies to interest received after December 31, 1993. No opinion is expressed herein regarding the potential applicability of this provision and whether United States taxation or withholding taxes could be imposed with respect to income derived from the Units as a result thereof. Unit holders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

Each Unit holder (other than a foreign investor who has properly provided the certifications described above) will be requested to provide the Unit holder's taxpayer identification number to the trustee and to certify that the Unit holder has not been notified that payments to the Unit holder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by the Trust to such Unit holder including amounts received upon the redemption of the Units will be subject to back-up withholding.

In the opinion of Carter, Ledyard & Milburn, Special Counsel to the Trust for New York tax matters, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unit holders under the existing income tax laws of the State and City of New York.

The foregoing discussion relates only to United States Federal and New York State and City income taxes; Unit holders may be subject to foreign, state and local taxation in other jurisdictions (including a foreign investor's country of residence). Unit holders should consult their tax advisers regarding potential state, local, or foreign taxation with respect to the Units.

Are Investments in the Trust Eligible for Retirement Plans?

Units of the Trust are eligible for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other tax-deferred retirement plans. Generally, the Federal income tax relating to capital gains and income received in each of the foregoing plans is deferred until distributions are received. Distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. Fees and charges with respect to such plans may vary.

What are the Expenses and Charges?

With the exception of bookkeeping and other administrative services provided to the Trust, for which the Sponsor will be reimbursed in the amount set forth under "Summary of Essential Information" in Part One of the Prospectus, the Sponsor will not receive any fees in connection with its activities relating to the Trust. Legal and regulatory filing fees and expenses associated with annually updating the Trusts' registration statements are also now chargeable to each Trust. Historically, the Sponsor paid these fees and expenses.

First Trust Advisors L.P., an affiliate of the Sponsor, will receive an annual supervisory fee, which is not to exceed the amount set forth under "Summary of Essential Information" in Part One of the Prospectus, for providing portfolio supervisory services for the Trust. Such fee is based on the number of Units outstanding in the Trust on January 1 of each year. In providing such supervisory services, the Portfolio Supervisor may purchase research services from a variety of sources which may include underwriters or dealers of the Trust.

The Evaluator will receive an evaluation fee as set forth in "Summary of Essential Information" in Part One of the Prospectus. The Trustee pays certain expenses of the Trust for which it is reimbursed by the Trust. The Trustee will receive for its ordinary recurring services to the Trust a fee as indicated in "Special Trust Information" for the Trust. Such fee will be based upon the largest aggregate number of Units of the Trust outstanding at any time during the year. For a discussion of the services performed by the Trustee pursuant to its obligations under the Indenture, reference is made to the material set forth under "Rights of Unit Holders."

The Trustee's and above described fees are payable monthly on or before each Distribution Date from the Interest Account of the Trust to the extent funds are available and then from the Principal Account of the Trust. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest-bearing to Unit holders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds. Because the above fees (except for the Evaluator's fee) are generally based on the largest aggregate number of Units of the Trust outstanding during a calendar year, the per Unit amounts set forth under "Summary of Essential Information" in Part One of the Prospectus will be higher during any year in which redemptions of Units occur.

Each of the above mentioned fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor. In addition, with respect to the fees payable to the Sponsor or an affiliate of the Sponsor for providing bookkeeping and other administrative services and supervisory services, such individual fees may exceed the actual costs of providing such services for the Trust, but at no time will the total amount received for such services rendered to all unit investment trusts of which Nike Bonds L.P. is the Sponsor in any calendar year exceed the actual cost to the Sponsor or its affiliate of supplying such services in such year.

Expenses incurred in establishing the Trust, including costs of preparing the registration statement, the trust indenture and other closing documents, registering Units with the Bonds and Exchange Commission and states, the initial audit of the Trust portfolio, legal fees, the initial fees and expenses of the Trustee and any other non-material out-of-pocket expenses, will be paid by the Trust and charged off over a period not to exceed five years from the Initial Date of Deposit.

The following additional charges are or may be incurred by the Trust: all expenses (including legal and annual auditing expenses) of the Trustee incurred by or in connection with its responsibilities under the Indenture, except in the event of negligence, bad faith or willful misconduct on its part; the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Indenture; indemnification of the Trustee for any loss, liability or expense incurred by it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trust; indemnification of the Sponsor for any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct in acting as Depositor of the Trust; all taxes and other government charges imposed upon the Bonds or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated); and expenditures incurred in contacting Unit holders upon termination of the Trust. The above expenses and the Trustee's annual fee, when paid or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Bonds of the Trust in order to make funds available to pay all these amounts if funds are not otherwise available in the Interest and Principal Accounts of the Trust.

Unless the Sponsor determines that such an audit is not required, the Indenture requires the accounts of the Trust shall be audited on an annual basis at the expense of the Trust by independent auditors selected by the Sponsor. So long as the Sponsor is making a secondary market for Units, the Sponsor shall bear the cost of such annual audits to the extent such cost exceeds $.50 per Unit. Unit holders of the Trust covered by an audit may obtain a copy of the audited financial statements from the Trustee upon request.

                             PUBLIC OFFERING

How is the Public Offering Price Determined?

Units are offered at the Public Offering Price. Units may be purchased at the Public Offering Price less the concession the Sponsor typically allows to broker/dealers and other selling agents for purchases (see "Public Offering-How are Units Distributed?") by investors who purchase Units through registered investment advisers, certified financial planners and registered broker/dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed.

The Public Offering Price of Units of the Trust will be determined by adding to the Evaluator's determination of the aggregate bid price of the Bonds in the Trust the appropriate sales charge determined in accordance with the schedule set forth below, based upon the number of years remaining to the maturity of each Bond in the portfolio of the Trust, adjusting the total to reflect the amount of any cash held in or advanced to the principal account of the Trust and dividing the result by the number of Units of the Trust then outstanding. The maximum sales charge on Units will be 5.0% of the Public Offering Price (equivalent to 5.263% of the net amount invested). For purposes of computation, Bonds will be deemed to mature on their expressed maturity dates unless (a) the Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Bonds are subject to a "mandatory tender," in which case such mandatory tender will be deemed to be the date upon which they mature.

The effect of this method of sales charge computation will be that different sales charge rates will be applied to each of the various Bonds in the Trust based upon the maturities of such bonds, in accordance with the following schedule:

                           Sales Charge
                       _________________________
                       Percentage     Percentage
                       of Public      of Net
                       Offering       Amount
Years to Maturity      Price          Invested
_________________      __________     __________
Less than 1            1.00%          1.010%
1 but less than 2      1.50           1.523
2 but less than 3      2.00           2.041
3 but less than 4      2.50           2.564
4 but less than 5      3.00           3.093
5 but less than 6      3.50           3.627
6 but less than 7      4.00           4.167
7 but less than 8      4.50           4.712
8 or more              5.00           5.263

There will be no reduction of the sales charges for volume purchases. A dealer will receive from the Sponsor a dealer concession of 70% of the total sales charges for Units sold by such dealer and dealers will not be eligible for additional concessions for Units sold pursuant to the above schedule.

The aggregate price of the Bonds in the Trust is determined by whomever from time to time is acting as evaluator (the "Evaluator"), on the basis of bid prices or offering prices as is appropriate, (1) on the basis of current market prices for the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust; (2) if such prices are not available for any of the Bonds, on the basis of current market prices for comparable bonds; (3) by determining the value of the Bonds by appraisal; or (4) by any combination of the above. The Evaluator will be requested to make such a determination, on a bid price basis, as of the close of trading on the New York Stock Exchange on each day on which it is open, effective for all sales, purchases or redemptions made subsequent to the last preceding determination.

The Public Offering Price will be equal to the bid price per Unit of the Bonds in the Trust plus the applicable sales charge. The offering price of Bonds in the Trust may be expected to be greater than the bid price of such Bonds by approximately 1-3% of the aggregate principal amount of such Bonds.

Although payment is normally made three business days following the order for purchase (the "date of settlement"), payment may be made prior thereto. A person will become owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Bonds Exchange Act of 1934. Delivery of Certificates representing Units so ordered will be made three business days following such order or shortly thereafter. See "Rights of Unit Holders-How May Units Be Redeemed?" for information regarding the ability to redeem Units ordered for purchase.

How are Units Distributed?

Units repurchased in the secondary market may be offered by this Part Two Prospectus at the Public Offering Price determined in the manner described above.

The Sponsor reserves the right to change the amount of the concession or agency commission from time to time. Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amounts indicated in the second preceding sentence.

A comparison of estimated current returns and estimated long-term returns with the returns on various investments is one element to consider in making an investment decision. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trust and returns over specified periods on other similar Trusts sponsored by Nike Bonds L.P. with returns on investments such as U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trust. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trust are described more fully elsewhere in this Prospectus.

From time to time the Sponsor may implement programs under which Underwriter and dealers of the Trust may receive nominal awards from the Sponsor for each of their registered representatives who have sold a minimum number of UIT Units during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales force of an Underwriter or dealer may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such Underwriter or dealer that sponsors sales contests or recognition programs conforming to criteria established by the Sponsor, or participates in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to the Underwriter or qualifying dealers for certain services or activities which are primarily intended to result in sales of Units of the Trust. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trust. These programs will not change the price Unit holders pay for their Units or the amount that the Trust will receive from the Units sold.

The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trust and returns over specified periods on other similar Trusts sponsored by Nike Bonds L.P. with returns on other taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trust. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trust are described more fully elsewhere in this Prospectus.

Information on percentage changes in the dollar value of Units, on the basis of changes in Unit price may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective Unit holders. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.

Past performance may not be indicative of future results. The Trust's portfolio is not managed. Unit price and return fluctuate with the value of the common stocks in the Trust's portfolio, so there may be a gain or loss when Units are sold.

Trust performance may be compared to performance on a total return basis with the Dow Jones Industrial Average, the S&P 500 Composite Stock Price Index, or performance data from Lipper Analytical Services, Inc. and Morningstar Publications, Inc. or from publications such as Money, The New York Times, U.S. News and World Report, Business Week, Forbes or Fortune. As with other performance data, performance comparisons should not be considered representative of the Trust's relative performance for any future period.

What are the Sponsor's Profits?

In maintaining a market for the Units, the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased (based on the bid prices of the Bonds in the Trust) and the price at which Units are resold (which price is also based on the bid prices of the Bonds in the Trust and includes a maximum sales charge of 5.0%) or redeemed. The Public Offering Price of Units may be greater or less than the cost of such Units to the Sponsor.

Will There be a Secondary Market?

Although not obligated to do so, the Sponsor intends to maintain a market for the Units and continuously to offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of the Trust plus interest accrued to the date of settlement. All expenses incurred in maintaining a secondary market, other than the fees of the Evaluator, the other expenses of the Trust, the costs of the Trustee in transferring and recording the ownership of Units, and costs incurred in annually updating each Trust's registration statement, will be borne by the Sponsor. If the supply of Units exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units at such prices. IF A UNIT HOLDER WISHES TO DISPOSE OF HIS OR HER UNITS, HE OR SHE SHOULD INQUIRE OF THE SPONSOR AS TO CURRENT MARKET PRICES PRIOR TO MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE.

Prospectuses relating to certain other bond funds indicate an intention, subject to change, on the part of the respective sponsors of such funds to repurchase units of those funds on the basis of a price higher than the BID prices of the securities in the funds. Consequently, depending upon the prices actually paid, the repurchase price of other sponsors for units of their funds may be computed on a somewhat more favorable basis than the repurchase price offered by the Sponsor for Units of the Trust. As in this Trust, the purchase price per unit of such bond funds will depend primarily on the value of the securities in the portfolio of the fund.

                         RIGHTS OF UNIT HOLDERS

How are Certificates Issued and Transferred?

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsor. Delivery of certificates representing Units ordered for purchase is normally made three business days following such order or shortly thereafter. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer. A Unit holder must sign exactly as his name appears on the face of the certificate with the signature guaranteed by a participant in the Bonds Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof, numbered serially for purposes of identification.

Although no such charge is now made or contemplated, a Unit holder may be required to pay $2.00 to the Trustee per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or exchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder must follow procedures established by the Trustee, including furnishing indemnity satisfactory to the Trustee and paying such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

How are Interest and Principal Distributed?

Interest from the Trust will be distributed on or shortly after the last day of each month on a pro rata basis to Unit holders of record as of the preceding Record Date who are entitled to distributions at that time under the plan of distribution chosen. All distributions for the Trust will be net of applicable expenses for the Trust.

The pro rata share of cash in the Principal Account of the Trust will be computed as of the fifteenth day of each month, and distributions to the Unit holders of the Trust as of such Record Date will be made on or shortly after the last day of each month. Proceeds from the disposition of any of the Bonds of the Trust received after such Record Date and prior to the following Distribution Date will be held in the Principal Account of the Trust and not distributed until the next Distribution Date. The Trustee is not required to make a distribution from the Principal Account of the Trust unless the amount available for distribution shall equal at least $.01 per Unit.

The Trustee will credit to the Interest Account of the Trust all interest received by the Trust, including that part of the proceeds of any disposition of Bonds which represents accrued interest. Other receipts will be credited to the Principal Account of the Trust. The distribution to the Unit holders of the Trust as of each Record Date will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to such portion of the holder's pro rata share of the estimated annual income of the Trust after deducting estimated expenses. Except through an advancement of its own funds, the Trustee has no cash for distribution to Unit holders until it receives interest payments on the Bonds in the Trust. The Trustee shall be reimbursed, without interest, for any advances from funds in the Interest Account of the Trust on the ensuing Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date after the purchase under the applicable plan of distribution. The Trustee is not required to pay interest on funds held in the Principal or Interest Account of the Trust (but may itself earn interest thereon and therefore benefit from the use of such funds).

As of the fifteenth day of each month, the Trustee will deduct from the Interest Account of the Trust and, to the extent funds are not sufficient therein, from the Principal Account of the Trust, amounts necessary to pay the expenses of the Trust. The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account of the Trust such amounts as may be necessary to cover redemption of Units of the Trust by the Trustee.

Record Dates for monthly distributions will be the fifteenth day of each month and Record Dates for semi-annual distributions will be the fifteenth day of June and December. Distributions will be made on the last day of the month of the respective Record Date.

The plan of distribution selected by a Unit holder will remain in effect until changed. Unit holders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Each year, approximately six weeks prior to the end of May, the Trustee will furnish each Unit holder a card to be returned to the Trustee not more than thirty nor less than ten days before the end of such month. Unit holders desiring to change the plan of distribution in which they are participating may so indicate on the card and return same, together with their certificate, to the Trustee. If the card and certificate are returned to the Trustee, the change will become effective as of June 16 of that year. If the card and certificate are not returned to the Trustee, the Unit holder will be deemed to have elected to continue with the same plan for the following twelve months.

How Can Distributions to Unit Holders be Reinvested?

Universal Distribution Option. Unit holders may elect participation in a Universal Distribution Option which permits a Unit holder to direct the Trustee to distribute principal and interest payments to any other investment vehicle of which the Unit holder has an EXISTING account. For example, at a Unit holder's direction, the Trustee would distribute automatically on the applicable distribution date interest income, capital gains or principal on the participant's Units to, among other investment vehicles, a Unit holder's checking, bank savings, money market, insurance, reinvestment or any other account. All such distributions, of course, are subject to the minimum investment and sales charges, if any, of the particular investment vehicle to which distributions are directed. The Trustee will notify the participant of each distribution pursuant to the Universal Distribution Option. The Trustee will distribute directly to the Unit holder any distributions which are not accepted by the specified investment vehicle. A participant may at any time, by so notifying the Trustee in writing, elect to terminate his participation in the Universal Distribution Option and receive directly future distributions on his Units.

What Reports Will Unit Holders Receive?

The Trustee shall furnish Unit holders of the Trust in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of the Trust of record, a statement as to (1) the Interest Account: interest received by the Trust (including amounts representing interest received upon any disposition of Bonds of the Trust), deductions for payment of applicable taxes and for fees and expenses of the Trust, redemption of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) the Principal Account: the dates of disposition of any Bonds of the Trust and the net proceeds received therefrom, deduction for payment of applicable taxes and for fees and expenses of the Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) the Bonds held and the number of Units of the Trust outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) the amounts actually distributed during such calendar year from the Interest Account and from the Principal Account of the Trust, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

In order to comply with Federal and state tax reporting requirements, Unit holders will be furnished, upon request to the Trustee, evaluations of the Bonds in their Trust furnished to it by the Evaluator.

How May Units be Redeemed?

A Unit holder may redeem all or a portion of his Units by tender to the Trustee at its unit investment trust office in the City of New York of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as explained above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates), and payment of applicable governmental charges, if any. No redemption fee will be charged. On the third business day following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee (if such day is a day on which the New York Stock Exchange is open for trading), except that as regards Units received after 4:00 p.m. Eastern time (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time), the date of tender is the next day on which such Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day. Units so redeemed shall be cancelled.

Accrued interest to the settlement date paid on redemption shall be withdrawn from the Interest Account of the Trust or, if the balance therein is insufficient, from the Principal Account of the Trust. All other amounts paid on redemption shall be withdrawn from the Principal Account of the Trust.

The Redemption Price per Unit (as well as the Public Offering Price) will be determined on the basis of the bid price of the Bonds in the Trust. The Redemption Price per Unit is the pro rata share of each Unit determined by the Trustee on the basis of (1) the cash on hand in the Trust or moneys in the process of being collected, (2) the value of the Bonds in the Trust based on the bid prices of the Bonds, and (3) accrued interest on the bonds, less (a) amounts representing taxes or other governmental charges payable out of the Trust, (b) the accrued expenses of the Trust and (c) cash held for distribution to Unit holders of record as of a date prior to the evaluation then being made. The Evaluator may determine the value of the Bonds in the Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) on the basis of bid prices for bonds comparable to any Bonds for which bid prices are not available, (3) by determining the value of the Bonds by appraisal, or (4) by any combination of the above.

The difference between the bid and offering prices of such Bonds may be expected to average 1-3% of the principal amount. In the case of actively traded bonds, the difference may be as little as 1/2 of 1% and, in the case of inactively traded bonds, such difference usually will not exceed 4%. Therefore, the price at which Units may be redeemed could be less than the price paid by the Unit holder.

The Trustee is empowered to sell underlying Bonds in the Trust in order to make funds available for redemption. To the extent that Bonds are sold, the size and diversity of the Trust will be reduced. Such sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Bonds and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Bonds and Exchange Commission may by order permit. Under certain extreme circumstances, the Sponsor may apply to the Bonds and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units.

How May Units be Purchased by the Sponsor?

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before 1:00 p.m. Eastern time on the next succeeding business day and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

How May Bonds be Removed from the Trust?

The Trustee, in its sole discretion, is empowered to sell underlying Bonds of a Trust in order to make funds available for the redemption of Units of such Trust or to provide for the payment of expenses of such Trust for which funds are not available. The Depositor shall maintain with the Trustee a current list of Bonds held in each Trust designated to be sold for such purposes. As described in the following paragraph, the Trustee may also sell Bonds in the Trust which are in default in the payment of principal or interest or in significant risk of such default where, in the Sponsor's opinion, such sale is in the best interests of Unit holders or no other alternative exists. In addition, at the Sponsor's request, the Trustee shall sell Bonds of a Trust if factors arise which, in the Sponsor's opinion, adversely affect the tax or exchange control status of the Bonds. See "Rights of Unit Holders-How May Units be Redeemed?" The Trustee may from time to time, retain and pay compensation to the Sponsor (or an affiliate of the Sponsor) to act as agent for the Trust with respect to selling Bonds from the Trust. In acting in such capacity, the Sponsor or its affiliate will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor, within thirty days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bond within thirty days after notification by the Trustee to the Sponsor of such default, the Trustee may, in its discretion, sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

The Sponsor shall instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or in the written opinion of the Sponsor the issuer will probably default in respect to such Bonds in the foreseeable future. Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions in the Indenture to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unit holder of the affected Trust, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated in this paragraph, the acquisition by the Trust of any securities other than the Bonds initially deposited is prohibited.

            INFORMATION AS TO SPONSOR, TRUSTEE AND EVALUATOR

Who is the Sponsor?

Nike Bonds L.P., the Sponsor, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike

Bonds L.P., an Illinois limited partnership formed in 1991, acts as Sponsor for successive series of The First Trust Combined Series, the FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate Trust, The First Trust of Insured
Municipal Bonds, The First Trust GNMA, Templeton Growth and Treasury Trust, Templeton Foreign Fund & U.S. Treasury Bonds Trust, and The Advantage Growth and Treasury Bonds Trust. First Trust introduced the first insured unit investment trust in 1974 and to date more than $27 billion in First Trust unit investment trusts have been deposited. The Sponsor's employees include a team of professionals with many years of experience in the unit investment trust industry. The Sponsor is a member of the National Association of Bonds Dealers, Inc. and Bonds Investor Protection Corporation and has its principal offices at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number (630) 241-4141. As of December 31, 1999, the total partners' capital of Nike Bonds L.P. was $19,881,035 (audited). This paragraph relates only to the Sponsor and not to the Trust or to any series thereof or to any broker/dealers. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.

Code of Ethics. The Sponsor and each Trust have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to a Trust.

Who is the Trustee?

The Trustee is The Chase Manhattan Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, 6th floor, New York, New York 10004-2413. Unit holders who have questions regarding the Trust may call the Customer Service Help Line at 1-800-682-7520. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee, whose duties are ministerial in nature, has not participated in the selection of the portfolio or the Insurance Policy. For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under "Rights of Unit Holders."

The Trustee and any successor trustee may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy of a notice of resignation to all Unit holders. Upon receipt of such notice, the Sponsor is obligated to appoint a successor trustee promptly. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. If upon resignation of a trustee no successor has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, shall be the successor Trustee. The Trustee must be a banking corporation organized under the laws of the United States or any State and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Limitations on Liabilities of Sponsor and Trustee

The Sponsor and the Trustee shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith, gross negligence (ordinary negligence in the case of the Trustee) or reckless disregard of their obligations and duties. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

If the Sponsor shall fail to perform any of its duties under the Indenture or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Bonds and Exchange Commission, or (b) terminate the Indenture and liquidate the Trust as provided herein, or (c) continue to act as Trustee without terminating the Indenture.

Who is the Evaluator?

The Evaluator is Muller Data Corporation, 395 Hudson Street, New York, New York 10014. The Evaluator may resign or may be removed by the Sponsor and the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit holders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                            OTHER INFORMATION

How May the Indenture be Amended or Terminated?

The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Unit holders when such an amendment is
(1) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders (as determined in good faith by the Sponsor and the Trustee), provided that the Indenture is not amended to increase the number of Units of the Trust issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in the Trust, except for the substitution of certain refunding securities for Bonds. In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

The Trust may be liquidated at any time by consent of 100% of the Unit holders of the Trust or by the Trustee when the value of the Trust, as shown by any evaluation, is less than 20% of the aggregate principal amount of the Bonds initially deposited in the Trust during the primary offering period or by the Trustee in the event that Units of the Trust not yet sold aggregating more than 60% of the Units of the Trust are tendered for redemption by the underwriters, including the Sponsor. The Indenture will terminate upon the redemption, sale or other disposition of the last Bond held thereunder, but in no event shall it continue beyond September 30, 2027. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders of the Trust. Within a reasonable period after termination, the Trustee will sell any Bonds remaining in the Trust and, after paying all expenses and charges incurred by the Trust, will distribute to each Unit holder of the Trust (including the Sponsor if it then holds any Units), upon surrender for cancellation of his Certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Accounts of the Trust, all as provided in the Indenture.

Legal Opinions

The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler, 111 West

Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, will act as counsel for the Trustee and as special counsel for the Trust for New York tax matters.

Experts

The financial statements, including the portfolio, of the Trust appearing in Part One of this Prospectus and the Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere therein and in the Registration Statement, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                      DESCRIPTION OF BOND RATINGS*

Standard & Poor's. A brief description of the applicable Standard & Poor's rating symbols and their meanings follows:

A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.    Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his/her own judgment with respect to such likelihood and risk.

Credit Watch: Credit Watch highlights potential changes in ratings of bonds and other fixed income securities. It focuses on events and trends which place companies and government units under special surveillance by S&P's 180-member analytical staff. These may include mergers, voter referendums, actions by regulatory authorities, or developments gleaned from analytical reviews. Unless otherwise

______________
* As published by the rating companies.

noted, a rating decision will be made within 90 days. Issues appear on Credit Watch where an event, situation, or deviation from trends occurred and needs to be evaluated as to its impact on credit ratings. A listing, however, does not mean a rating change is inevitable. Since S&P continuously monitors all of its ratings, Credit Watch is not intended to include all issues under review. Thus, rating changes will occur without issues appearing on Credit Watch.

Moody's. A brief description of the applicable Moody's rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat large than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

A 1 and Baa 1 - Bonds which are rated A 1 and Baa 1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations will move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con.(- - -) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or
(d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) A brief description of the applicable Fitch rating symbols and their meanings follows:

AAA - These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - These bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, which is very strong, is somewhat less than for AAA-rated securities or more subject to possible change over the term of the issue.

A - These bonds are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB - These bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

BB - These bonds are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

B - These bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

A "+" or a "-" sign after a rating symbol indicates relative standing in its rating.

CONTENTS:

The Latin American Government Income Trust
    What is The FT Series?                                3
    Bond Portfolio Selection                              3
    Risk Factors                                          4
    What are Estimated Long-Term Return and
        Estimated Current Return?                        13
    How is Accrued Interest Treated?                     14
    Are Unit Holders Subject to Foreign
        Withholding Tax?                                 14
    What is the Federal Tax Status of Unit Holders?      15
    Are Investments in the Trust Eligible for
        Retirement Plans?                                18
    What are the Expenses and Charges?                   18
Public Offering:
    How is the Public Offering Price Determined?         19
    How are Units Distributed?                           21
    What are the Sponsor's Profits?                      22
    Will There be a Secondary Market?                    22
Rights of Unit Holders:
    How are Certificates Issued and Transferred?         22
    How are Interest and Principal Distributed?          23
    How Can Distributions to Unit Holders be
        Reinvested?                                      23
    What Reports Will Unit Holders Receive?              24
    How May Units be Redeemed?                           24
    How May Units be Purchased by the Sponsor?           25
    How May Bonds be Removed from the Trust?             25
Information as to Sponsor, Trustee and Evaluator:
    Who is the Sponsor?                                  26
    Who is the Trustee?                                  26
    Limitations on Liabilities of Sponsor and Trustee    27
    Who is the Evaluator?                                27
Other Information:
    How May the Indenture be Amended
        or Terminated?                                   27
    Legal Opinions                                       28
    Experts                                              28
Description of Bond Ratings                              29

                           _______________

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND TO WHICH REFERENCE IS HEREBY MADE.

                   FIRST TRUST (registered trademark)

               THE LATIN AMERICAN GOVERNMENT INCOME TRUST

                               Prospectus
                                Part Two
                             April 28, 2000

                   First Trust (registered trademark)

                    1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532
                              1-630-241-4141

                                Trustee:

                        The Chase Manhattan Bank

                       4 New York Plaza, 6th floor
                      New York, New York 10004-2413
                              1-800-682-7520

           THIS PART TWO MUST BE ACCOMPANIED BY PART ONE.

                      PLEASE RETAIN THIS PROSPECTUS
                          FOR FUTURE REFERENCE

              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors


                               S-1
                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, FT 232 LATIN AMERICAN GOVERNMENT INCOME TRUST, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on April 28, 2000.

                     FT 232
                     LATIN AMERICAN GOVERNMENT INCOME TRUST
                                    (Registrant)
                     ByNIKE SECURITIES L.P.
                                    (Depositor)


                     ByRobert M. Porcellino
                      Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following person in the capacity and on the date indicated:

Signature                  Title                      Date

David J. Allen        Sole Director of    )
                      Nike Securities     )
                        Corporation,      )    April 28, 2000
                    the General Partner   )
                  of Nike Securities L.P. )
                                          )
                                          )  Robert M. Porcellino
                                          )    Attorney-in-Fact**


* The title of the person named herein represents his capacity in and relationship to Nike Securities L.P., Depositor.

** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of The First Trust Combined Series 258 (File No. 33-63483) and the same is hereby incorporated herein by this reference.

                               S-2
                 CONSENT OF INDEPENDENT AUDITORS


We  consent  to  the  reference to our  firm  under  the  caption
"Experts" and to the use of our report dated April 7, 2000 in this Post-Effective Amendment to the Registration Statement and related Prospectus of The FT Series dated April 26, 2000.



                                        ERNST & YOUNG LLP





Chicago, Illinois
April 25, 2000